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Catalent to Extend Leadership in Rapidly Growing Nutraceuticals Market with Proposed $1 Billion Acquisition of Bettera, a Leading Gummies Manufacturer

SOMERSET, N.J. – August 30, 2021 — Catalent, Inc. (NYSE: CTLT), the leading global provider of development sciences and manufacturing platforms for medicines, including biotherapeutics; cell and gene therapies; and consumer health products, today announced that it has reached an agreement to acquire Bettera Holdings, LLC, a major manufacturer in the high-growth gummy, soft chew, and lozenge segments of the nutritional supplements market, for $1 billion, subject to customary adjustments. Currently a portfolio company of Highlander Partners, LP, Bettera will complement and accelerate the growth of Catalent’s global softgel and oral dose formulation and manufacturing business to provide consumer health innovators with unrivalled choice, formulation expertise, and high-quality, scalable manufacturing solutions to help bring new products to market.

Bettera is a market leader with broad and difficult-to-replicate expertise in successfully developing and producing consumer-preferred products for nutraceutical, functional, and botanical ingredients, and has four production facilities in the U.S. The acquisition will enable Catalent to expand its current consumer health technology platform with a wider range of technologies and ready-to-market product libraries, as well as a variety of packaging options to meet customers’ branding needs. Bettera will complement and leverage Catalent’s network of consumer health manufacturing sites across North and South America, Europe, and Japan, offering formulation development, delivery and supply solutions to the global consumer health and beauty markets. The combination will unlock significant commercial synergies as Catalent brings the unique offerings of each company to their respective high-quality customer bases.

“As the leading global innovator of softgel and oral technologies, Catalent has a strong, long-standing presence in the rapidly expanding consumer health and nutraceutical marketplace. This acquisition allows us to significantly accelerate the growth of our consumer health business and offer customers access to the substantial potential in gummies, soft chews, and lozenges, which are experiencing double-digit growth,” commented Dr. Aris Gennadios, President, Softgel and Oral Technologies, Catalent. “This acquisition is a key strategic move for Catalent’s Consumer Health business, where our leadership in manufacturing technologies and formulation can offer customers more product development opportunities and add manufacturing capacity in this dynamic and fast-growing segment.”

“Bettera was established with a vision to serve the needs of consumers who want to experience the benefits of nutritional supplements through more enjoyable and convenient dose forms,” stated Jeff L. Hull, President and CEO of Highlander Partners. “Catalent has long had a similar vision, combined with specialized expertise, a history of successful innovation, a wide range of offerings, and the resources to help Bettera continue to grow and meet customer and consumer needs. Together, Catalent Consumer Health and Bettera are well positioned to continue Bettera’s mission of serving consumers and participating in the long-term growth of the self-care market.”

The acquisition is expected to close before the end of 2021, and includes the transfer of substantially all of the approximately 500 employees, and product development, manufacturing, and packaging assets of Bettera Holdings, headquartered in Plano, Texas, including its production facilities in California, Indiana, New Jersey, and Virginia.

The acquisition is subject to customary terms and closing conditions. Catalent will pay the purchase price for this all-cash acquisition at closing using a combination of cash on hand, existing credit facilities and, depending on market conditions, new debt financing. The closing of the acquisition is not contingent on any financing activity. Catalent intends to file a Current Report on Form 8-K with the Securities and Exchange Commission with further details concerning the acquisition.

Centerview Partners LLC is serving as financial advisor to Catalent, and Fried, Frank, Harris, Shriver & Jacobson LLP is serving as Catalent’s legal counsel.

About Catalent, Inc.

Catalent Inc. [NYSE: CTLT], an S&P 500® company, is the leading global provider of development sciences and manufacturing platforms for medicines, including biotherapeutics; cell and gene therapies; and consumer health products. With almost 90 years serving the industry, Catalent has proven expertise in bringing more customer products to market faster, enhancing product performance, and ensuring reliable global clinical and commercial product supply. Catalent’s workforce exceeds 17,000 people, including more than 2,500 scientists and technicians, at more than 50 facilities on four continents, and in fiscal year 2021, it generated $4 billion in annual revenue. Catalent is headquartered in Somerset, New Jersey. For more information, visit www.catalent.com.

More products. Better treatments. Reliably supplied.™

Forward-Looking Statements

This release contains both historical and forward-looking statements. All statements other than statements of historical fact, are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expected consummation of the Bettera acquisition. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would,” or other words or phrases with similar meanings. Similarly, statements that describe Catalent’s objectives, plans, or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: the current or future effects of the COVID-19 pandemic on Catalent’s and its clients’ or suppliers’ businesses; participation in a highly competitive market and increased competition that may adversely affect Catalent’s business; demand for its offerings, which depends in part on its customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect Catalent’s results of operations, financial condition, liquidity and cash flows; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on Catalent’s business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political and regulatory risks to Catalent’s operations; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products Catalent manufactures, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar against other currencies; adverse tax legislative or regulatory initiatives or challenges or adjustments to Catalent’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisition, including the pending acquisition of Bettera, or other transaction that may complement or expand its business or divest of non-strategic businesses or assets and difficulties in successfully integrating acquired businesses and realizing anticipated benefits of such acquisitions; risks associated with timely and successfully completing, and correctly anticipating the future demand predicted for, capital expansion projects at existing facilities, offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations or labor difficulties, which could increase costs or result in operational disruptions; additional cash contributions required to satisfy Catalent’s existing pension plan obligations; substantial leverage that may limit its ability to raise additional capital to fund operations and react to changes in the economy or in the industry; and exposure to interest-rate risk to the extent of its variable-rate debt preventing it from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in Catalent’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021, filed August 30, 2021. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Media Contacts:		Investor Contact:

Chris Halling +44 (0)7580 041073 chris.halling@catalent.com	Richard Kerns +44 (0)161 728 5880 richard@nepr.agency	Paul Surdez +1 (732) 537-6325 investors@catalent.com